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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT - January 19, 2000
                       (Date of earliest event reported)

                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                        1-8974                  22-2640650
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification Number)


101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY              07962-2497
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (973) 455-2000


================================================================================




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ITEM 5. OTHER EVENTS.

Results of Operations for Three-Month and Twelve-Month Periods Ended December 31, 1999

         Honeywell International Inc. issued a press release on January 19, 2000 reporting the following results of operations for the three-month and twelve-month periods ended December 31, 1999:

                          Honeywell International Inc.
                        Consolidated Statement of Income
                    (In millions except per share amounts)


                                                           Three months                       Twelve months
                                                         ended December 31                   ended December31
                                                         -----------------                   ----------------
                                                       1999             1998              1999              1998
                                                      ------           ------           -------           -------
Net sales                                             $6,159           $6,221           $23,735           $23,555
                                                      ------           ------           -------           -------

Costs, expenses and other
  Cost of goods sold                                   5,104  (A)       4,620  (B)       18,495  (E)       17,689  (B)
  Selling, general and administrative expenses         1,073  (A)         822             3,216  (E)        3,008
  Gain on sale of non-strategic businesses              --               --                (106) (F)         --
  Equity in income of affiliated companies               (62)             (75)              (76) (E)         (162)
  Other (income) expense                                 (12)             (27) (C)         (307) (G)          (27) (C)
  Interest and other financial charges                    73               87               265               275
                                                      ------           ------           -------           -------
                                                       6,176            5,427            21,487            20,783
                                                      ------           ------           -------           -------

Income before taxes on income                            (17)             794             2,248             2,772
Taxes (benefit) on income                                (24)             237  (D)          707               869  (D)
                                                      ------           ------           -------           -------
Net income                                            $    7           $  557           $ 1,541           $ 1,903
                                                      ------           ------           -------           -------
                                                      ------           ------           -------           -------
Earnings per share of common stock -
    basic                                             $ 0.01           $ 0.70           $  1.95           $  2.38
                                                      ------           ------           -------           -------
                                                      ------           ------           -------           -------
Earnings per share of common stock -
    assuming dilution                                 $ 0.01           $ 0.69           $  1.90           $  2.34
                                                      ------           ------           -------           -------
                                                      ------           ------           -------           -------
Weighted average number of shares
   outstanding - basic                                   794              797               792               798
                                                      ------           ------           -------           -------
                                                      ------           ------           -------           -------
Weighted average number of shares
   outstanding - assuming dilution                       810              811               809               814
                                                      ------           ------           -------           -------
                                                      ------           ------           -------           -------

------------
(A) Cost of goods sold and selling, general and administrative expenses include merger, repositioning and other charges of $622 and $300 million, respectively. The total pretax merger, repositioning and other charges was $922 million (after-tax $623 million, or $0.77 per share).

(B) Cost of goods sold includes repositioning charges of $54 million (after-tax $35 million, or $0.04 per share).

(C) Includes a pretax gain on settlement of litigation claims of $24 million (after-tax $14 million, or $0.02 per share).

(Footnotes continued on next page)




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(D)  Includes a $17 million ($0.02 per share) tax benefit resulting from the favorable resolution of certain prior-year research and development tax claims.

(E) Cost of goods sold and selling, general and administrative expenses include merger, repositioning and other charges of $947 and $300 million, respectively. A charge of $36 million relating to the writedown of an equity investment and a charge of $4 million relating to an equity investee's severance actions are included in equity in income of affiliated companies. The total pretax merger, repositioning and other charges was $1,287 million (after-tax $844 million, or $1.04 per share).

(F) Represents the pretax gain on the sale of our Laminate Systems business of $106 million (after-tax $59 million, or $0.07 per share).

(G) Includes the pretax gain on the sale of our investment in AMP common stock of $268 million (after-tax $161 million, or $0.20 per share).




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                         Honeywell International Inc.
                                Segment Data
                                ------------
                            (Dollars in millions)



                                                                      Periods Ended December 31
                                                                      -------------------------
                                                           Three Months                       Twelve Months
                                                      -----------------------           -------------------------
                                                       1999             1998              1999              1998
                                                      ------           ------           -------           -------
Net Sales
---------
Aerospace Solutions                                   $2,519           $2,647           $ 9,908           $ 9,890

Automation & Asset Management                          1,665            1,685             6,115             5,957

Performance Materials                                  1,011              947             4,007             4,169

Power & Transportation Products                          923              903             3,581             3,387

Corporate                                                 41               39               124               152
                                                      ------           ------           -------           -------

     Total                                            $6,159          $ 6,221           $23,735           $23,555
                                                      ------           ------           -------           -------
                                                      ------           ------           -------           -------


                                                                      Periods Ended December 31
                                                                      -------------------------
                                                           Three Months                       Twelve Months
                                                      -----------------------           -------------------------
                                                       1999             1998              1999              1998
                                                      ------           ------           -------           -------
Segment Profit
--------------
Aerospace Solutions                                   $  517           $  483           $ 1,918           $ 1,587

Automation & Asset Management                            284              255               767               705

Performance Materials                                     57              117               439               634

Power & Transportation Products                           91               67               322               234

Corporate                                                (45)             (89)             (175)             (248)
                                                      ------           ------           -------           -------

     Total Segment Profit                                904              833             3,271             2,912
Equity in income of affiliated
   companies                                              62               75               116               162
Other income (expense)                                    12                3                39                 3
Interest and other financial charges                     (73)             (87)             (265)             (275)
Other (A)                                               (922)             (30)             (913)              (30)
                                                      ------           ------           -------           -------
     Income before taxes on income                    $  (17)          $  794           $ 2,248           $ 2,772
                                                      ------           ------           -------           -------
                                                      ------           ------           -------           -------



(A) Other represents the items described in notes (A) through (G) other than note (D) to the Consolidated Statement of Income.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 20, 2000                  Honeywell International Inc.
                                        (Registrant)


                                        By:  /s/ Peter M. Kreindler
                                            ----------------------------------
                                             Peter M. Kreindler
                                             Senior Vice President and
                                             General Counsel